Exhibit 10.25

AMENDMENT NO. 1 TO LOAN AGREEMENT

This Amendment No. 1 (the “Amendment”) dated as of October 25, 2004, is among Bank of America, N.A. (the “Bank”), Resources Connection, Inc. (“Borrower 1”), and Resources Connection LLC (“Borrower 2”) (Borrower 1 and Borrower 2 are sometimes referred to collectively as the “Borrowers” and individually as the “Borrower”).

RECITALS

A. The Bank and the Borrowers entered into a certain Loan Agreement dated as of March 26, 2004 (together with any previous amendments, the “Agreement”).

B. The Bank and the Borrowers desire to amend the Agreement.

AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2. Amendments. The Agreement is hereby amended as follows:

2.1 Subparagraph 7.2(d) is deleted in its entirety.

3. Representations and Warranties. When the Borrowers sign this Amendment, each Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which any Borrower is bound, and (d) this Amendment is within each Borrower’s powers, has been duly authorized, and does not conflict with any of its organizational papers.

4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

5. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

6. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

This Amendment is executed as of the date stated at the beginning of this Amendment.

Borrower: Resources Connection, Inc.			Bank: Bank of America, N.A.

By:	/s/ Stephen J. Giusto		By:
	Stephen J. Giusto, Secretary		Title:

Borrower: Resources Connection LLC

By:	Resources Connection, Inc., a Delaware corporation, as Sole Member

	By:	/s/ Stephen J. Giusto
Stephen J. Giusto, Executive V.P./CFO

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